COLONIAL STRATEGIC INCOME FUND    ANNUAL REPORT

December 31, 1997

[picture]

Not FDIC           May Lose Value
Insured            No Bank Guarantee

--------------------------------------------------------------------------------
                   COLONIAL STRATEGIC INCOME FUND HIGHLIGHTS
                      January 1, 1997 - December 31, 1997

INVESTMENT OBJECTIVE: Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
      * Opportunity for higher income
      * Diversification
      * Experienced, professional management

PORTFOLIO MANAGER COMMENTARY: "Overall, the Fund performed fairly well for investors during the past 12 months. The high yield market continued to outperform, and the Fund benefited from our decision to heavily weight the
portfolio in this sector."                                  -- Carl Ericson

                   COLONIAL STRATEGIC INCOME FUND PERFORMANCE


                                              CLASS A     CLASS B    CLASS C(1)
Inception dates                               4/21/77     5/15/92     7/1/97
Distributions declared per share               $0.593      $0.539     $0.283
SEC Yields on 12/31/97 (2)                      6.23%       5.78%      5.93%
12-month total returns, assuming                8.61%       7.81%      5.06%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
Net asset value per share on 12/31/97          $7.32       $7.32      $7.32

(1) The Class C shares total return is cumulative since inception on 7/1/97.
(2) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TOP FIVE ISSUERS3                       PORTFOLIO STRUCTURE(3)
(as of 12/31/97)                        (as of 12/31/97)
 .....................................   .....................................
U.S. Treasury Obligations . . . 26.3%   Corporate Bonds. . . . . . . . .41.3%
United Kingdom Treasury . . . . .5.1%   U.S. Gov't & Agency. . . . . . .29.5%
Treasury Corp. Victoria . . . . .4.2%   Foreign Gov't Bonds. . . . . . .22.8%
Kingdom of Denmark Bonds . . . . 2.7%   Other. . . . . . . . . . . . . . 6.4%
Republic of Poland . . . . . . . 2.3%


(3)Portfolio holdings and structure are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and structure in the future.
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
                              To Fund Shareholders

I am pleased to present your Fund's annual report for the 12-month period ended December 31, 1997. This report reflects on the investment environment for the 12 months ended December 31, 1997 and on the performance of your Fund.

[Photograph - Harold W. Cogger - omitted]

The Fund continues to be an attractive choice for fixed income investors because it is diversified in a mixture of U.S. Treasury bonds, high yield U.S. corporate securities and bonds issued by foreign governments. Historically, when one of the markets experiences difficulty, the other markets often have continued to work for the investor.

During the past 12 months, the high yield bond market delivered the strongest performance and successfully weathered a correction in the stock market. In general, high yield bonds tend to do better in the current climate of economic expansion and low unemployment.

In the world market, news has focused on the problems of the Asian markets and their global impact. One of the ripple effects has been a flight to quality, leading many investors -- both foreign and domestic -- to the U.S. Treasury market, where creditworthiness is not an issue. This high demand for the quality of U.S. Treasurys has driven prices up. The value of the U.S. dollar rose compared to foreign currencies. In turn, investors received less of a return on investments overseas, which worked to further raise Treasury prices.

As we look ahead, a combination of factors -- rising employment rates, steady growth in personal income and consumer spending -- continues to provide a firm foundation for a continuation of the current economic expansion. At the same time, inflation is likely to drift even lower this year. By investing in a combination of the three bond markets, we are able to pursue favorable yields from all three sectors -- in any market environment -- while reducing the risk of investing in a single bond market.

This report provides you with a closer look at your Fund's performance, as well as the portfolio manager's investment strategy.

We appreciate your continued confidence in the Fund and thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
February 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT REPORT

CARL ERICSON is the portfolio manager of Colonial Strategic Income Fund. Mr. Ericson is Senior Vice President of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department.

The bond market in the '90s can be characterized by volatility and rapid adjustment to movements in various sectors. By investing in a single market, investors may end up with declining income and missed market opportunities. The Fund's diversified portfolio is invested in three sectors of the market, allowing the investor to seek more income and total return while reducing the impact of single market investing. For instance, diversification can help reduce the intensity of events such as the crisis in Asia. Although the Fund had no direct exposure in the Pacific Rim, the ripple effect resulting from the crisis affected other markets in which the Fund invests. Our multi-market approach cushioned the negative impact on the Fund and helped reduce volatility.

HIGH YIELD BONDS CONTINUED TO BENEFIT FROM THE ECONOMY
During the past 12 months, high yield corporate bonds benefited from the stable economy and performed extremely well. Issuing companies were able to refinance at relatively low interest rates. The market drew its strength from the resulting cash flow and liquidity of these companies. Credit quality among high yield bonds remains solid, with default rates at historic lows of less than 2%.

We expect the economy to continue to grow in the coming year, but the rate of growth could slow substantially. As a result, our larger holdings tend to be noncyclical in nature at this point. For instance, the Fund invests in Revlon and Ralph's Grocery Stores. Telecommunications companies -- such as Nextel, Time/Warner and EchoStar Communications -- are also high on the Fund's list of holdings. In addition, the Fund maintained a position in Stone Container Corp., which took advantage of the strong economy during the past 12 months to reduce its leverage and help protect itself from economic cycles.

FOREIGN HOLDINGS REDUCED
In the international arena, the Fund invested primarily in Europe. However, the return on some of these -- and other -- foreign government bonds fell below the return of U.S. Treasurys. Because we believed that investors were no longer being adequately compensated by some overseas investments, we eliminated positions in South Africa and Italy, and reduced holdings in other foreign government markets to approximately 23% of the total portfolio. Currently, the United Kingdom accounts for nearly 5% of the portfolio. Australia accounts for approximately another 4%. Rounding out the major foreign government holdings are Argentina, Denmark, Mexico, Poland, Russia, Spain, Sweden and Venezuela. The Fund has no direct investment in Asia.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
U.S. TREASURYS BALANCE PORTFOLIO
Uncertainty in the world market, particularly in Asia, has resulted in an increased demand for the security of the U.S. Treasury market. This trend has driven Treasury prices up and pushed yields down. The Fund's management has also turned to U.S. Treasurys in the face of concern about the future pace of economic activity. Since the beginning of the year, the Fund has increased its position in U.S. Treasurys from 21% to over 26%.

FUND DELIVERED TOTAL RETURN
For the 12 months ended December 31, 1997, the total return for Class A shares, based on net asset value, was 8.61%. In comparison, the Lehman Brothers Government/Corporate Bond Index, an unmanaged index that tracks the performance of the U.S. bond market, posted a return of 9.76%. At the close of the period, the 30-day SEC yield for Class A shares was 6.23%.

OUTLOOK IS POSITIVE FOR 1998
Our outlook for the coming year is positive. A modest interest rate decline coupled with slowing growth in the economy should be favorable. We remain committed to investing at least 20% but no more than 50% in each of three bond sectors -- U.S. Treasurys, high yield bonds and international bonds. These ranges allow us to seek out the best performing bonds while maintaining diversification. As the markets move, we assess the benefits and risks shifting assets to the fixed income sector we believe has the most promising combination of total return, yield and risk.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
           COLONIAL STRATEGIC INCOME FUND INVESTMENT PERFORMANCE VS.
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
              Change in Value of $10,000 from 12/31/87 - 12/31/97
                    Based on NAV and POP for Class A Shares


                         NAV                MOP            Lehman Govt/Cp

Dec 31, 87              10000               9525               10000
Mar 31, 88              10967              10446               10358
Jun 30, 88              11439              10895               10460
Sep 30, 88              11287              10751               10655
Dec 31, 88              11666              11111               10758
Mar 31, 89              12001              11431               10877
Jun 30, 89              12365              11777               11751
Sep 30, 89              12772              12166               11861
Dec 31, 89              12825              12216               12289
Mar 31, 90              12437              11846               12149
Jun 30, 90              12874              12262               12586
Sep 30, 90              12040              11468               12662
Dec 31, 90              11922              11355               13307
Mar 31, 91              12970              12354               13666
Jun 30, 91              13577              12932               13873
Sep 30, 91              14451              13765               14670
Dec 31, 91              15309              14582               15453
Mar 31, 92              15662              14918               15221
Jun 30, 92              16361              15584               15838
Sep 30, 92              16955              16150               16612
Dec 31, 92              16805              16007               16625
Mar 31, 93              17695              16854               17398
Jun 30, 93              18285              17416               17920
Sep 30, 93              18683              17796               18513
Dec 31, 93              19317              18399               18459
Mar 31, 94              18813              17919               17881
Jun 30, 94              18567              17685               17659
Sep 30, 94              18614              17730               17746
Dec 31, 94              18607              17723               17811
Mar 31, 95              19633              18700               18699
Jun 30, 95              20700              19716               19912
Sep 30, 95              21400              20383               20293
Dec 31, 95              22360              21298               21239
Mar 31, 96              22464              21397               20742
Jun 30, 96              22797              21714               20839
Sep 30, 96              23719              22592               21207
Dec 31, 96              24651              23480               21855
Mar 31, 97              24357              23200               21667
Jun 30, 97              25407              24200               22455
Sep 30, 97              26480              25222               23242
Dec 31, 97              26773              25501               23988


A hypothetical $10,000 investment in Class B shares made on May 15, 1992, at net asset value (NAV) would have grown to $16,047 on December 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $15,947 on December 31, 1997. A $10,000 investment in Class C shares made on July 1, 1997 at NAV would have been valued at $10,506 on December 31, 1997. The same investment after deducting the applicable CDSC would have been valued at $10,406 on December 31, 1997. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                            As of December 31, 1997

--------------------------------------------------------------------------------
                        CLASS A SHARES      CLASS B SHARES     CLASS C SHARES(1)
INCEPTION                  4/21/77             5/15/92             7/1/97
                         NAV    POP          NAV  W/CDSC         NAV  W/CDSC
-------------------------------------------------------------------------------
1 year                  8.61%  3.45%        7.81%  2.81%         --      --
-------------------------------------------------------------------------------
5 years                 9.76   8.70         8.95   8.67          --      --
-------------------------------------------------------------------------------
10 years/Life           10.35  9.81         8.75   8.63         5.06%   4.06%
-------------------------------------------------------------------------------



(1)Class C share total returns are cumulative since inception July 1, 1997. Past performance cannot predict future results.

 Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
 (NAV) returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for one year, 2% for five years and 1% since inception. The CDSC for Class C shares is 1% since inception.
--------------------------------------------------------------------------------
                                       6

                              INVESTMENT PORTFOLIO

                        DECEMBER 31, 1997 (IN THOUSANDS)

    BONDS & NOTES - 93.6%
    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - 41.3%             PAR          VALUE
    ----------------------------------------------------------------------------
    CONSTRUCTION - 0.2%

     BUILDING CONSTRUCTION
     Falcon Building Products Co., Inc.,
     stepped coupon,
     (10.500% 06/15/02) (a)          06/15/07           $  3,500     $     2,319
     Kevco, Inc.,
                            10.375%  12/01/07(b)           1,500           1,530
                                                                     -----------
                                                                           3,849
                                                                     -----------

    ............................................................................
    FINANCE, INSURANCE & REAL ESTATE - 0.3%
     FINANCIAL SERVICES - 0.3%
     U.S. Timberlands,
                              9.625%  11/15/07             4,000           4,160
                                                                     -----------

     NONDEPOSITORY CREDIT INSTITUTIONS - 0.0%
     Drum Financial Corp.,

                             12.875%  09/15/99(c)(d)       1,000              10
                                                                     -----------

    ............................................................................
    MANUFACTURING - 16.0%
     CHEMICALS & ALLIED PRODUCTS - 2.7%
     Agricultural Minerals Co., L.P.,
                             10.750%  09/30/03             7,200           7,722
     Climachem, Inc.,
                             10.750%  12/01/07(b)          2,000           2,060
     Hydrochem Industrial Services, Inc.,
                             10.375%  08/01/07             4,420           4,597
     LaRoche Industries, Inc.,
                              9.500%  09/15/07(b)          6,250           6,187
     PCI Chemicals Canada, Inc.,
                              9.250%  10/15/07(b)          1,250           1,256
     Revlon Consumer Products Corp.:
                              9.375%  04/01/01             2,000           2,060
                             10.500%  02/15/03             8,270           8,725
     Revlon Worldwide Corp.:
                         (e)          03/15/98             4,000           3,950
     Sterling Chemicals, Inc.,
                             11.250%  04/01/07             6,900           6,900
     Texas Petrochemical Corp.,
                             11.125%  07/01/06             1,600           1,720
                                                                     -----------
                                                                          45,177
                                                                     -----------

     ELECTRONIC & ELECTRICAL EQUIPMENT - 0.5%
     Amphenol Corp.,
                              9.875%  05/15/07               750             798

                                       7

                     Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - CONT.             PAR          VALUE
    ----------------------------------------------------------------------------
    MANUFACTURING - CONT.
     ELECTRONIC & ELECTRICAL EQUIPMENT - CONT.
     L-3 Communications Corp.,
                             10.375%  05/01/07          $  1,250     $     1,353
     Unisys Corp.,
                             11.750%  10/15/04             6,000           6,870
                                                                     -----------
                                                                           9,021
                                                                     -----------

     FABRICATED METAL - 1.2%
     Euramax International, PLC,
                             11.250%  10/01/06(f)          8,000           8,660
     Renco Metals, Inc.,
                             11.500%  07/01/03             6,000           6,360
     U.S. Can Corp.,
                             10.125%  10/15/06             4,000           4,220
                                                                     -----------
                                                                          19,240
                                                                     -----------

     FOOD & KINDRED PRODUCTS - 0.7%
     Chiquita Brands International, Inc.,
                             10.250%  11/01/06             3,750           4,125
     Pilgrim's Pride Corp.,
                             10.875%  08/01/03             1,950           2,057
     Sun World International Corp.,
                             11.250%  04/15/04             3,350           3,601
     Windy Hill Pet Food Co.,
                              9.750%  05/15/07             1,000           1,040
                                                                     -----------
                                                                          10,823
                                                                     -----------

     LUMBER & WOOD PRODUCTS - 0.4%
     Triangle Pacific Corp.,
                             10.500%  08/01/03             6,000           6,345
                                                                     -----------

     MACHINERY & COMPUTER EQUIPMENT - 0.5%
     IMO Industries, Inc.,
                             11.750%  05/01/06             6,750           7,458
                                                                     -----------

     MEASURING & ANALYZING INSTRUMENTS - 0.1%
     Intertek Finance, PLC,
                             10.250%  11/01/06(f)          2,000           2,100
                                                                     -----------

     MISCELLANEOUS MANUFACTURING - 2.6%
     AEI Holding Co.,
                             10.000%  11/15/07(b)          3,500           3,605
     American Standard Co.,
     stepped coupon,
     (10.500% 06/01/98) (a)           06/01/05            11,000          11,165

                                       8

                     Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     Amscan Holdings, Inc.,
                              9.875%  12/15/07(b)       $  1,000     $     1,023
     Building Materials Corp. of America,
      stepped coupon,
      (11.750% 07/01/99) (a)          07/01/04             7,000           6,615
     Dade International, Inc.,
                             11.125%  05/01/06             2,250           2,486
     ISP Holdings, Inc.,
                              9.750%  02/15/02             7,000           7,393
     Koppers Industries, Inc.,
                              9.875%  12/01/07(b)          1,975           2,034
     Polymer Group, Inc.,
                              9.000%  07/01/07             3,500           3,500
     Shop Vac Corp.,
                             10.625%  09/01/03             3,000           3,258
     Werner Holding Co.,
                             10.000%  11/15/07(b)          2,250           2,312
                                                                     -----------
                                                                          43,391
                                                                     -----------

     PAPER PRODUCTS - 2.8%
     Container Corp. of America,
     Series A,
                             11.250%  05/01/04             7,500           8,212
     Cross Timbers Oil Co.,
                              8.750%  11/01/09             4,000           4,060
     Florida Coast Paper, LLC,
                             12.750%  06/01/03             3,350           3,551
     Gaylord Container Corp.,
                              9.750%  06/15/07             4,500           4,522
     Repap New Brunswick, Inc.,
                              9.875%  07/15/00             5,900           6,018
     Riverwood International Corp.,
                             10.625%  08/01/07             6,000           6,060
     Stone Container Corp.:
                             10.750%  10/01/02             6,750           7,037
                             11.875%  12/01/98             3,750           3,862
     Stone Container Corp. Units,
                             12.250%  04/01/02(g)          3,000           3,060
                                                                     -----------
                                                                          46,382
                                                                     -----------

     PETROLEUM REFINING - 0.2%
     Benton Oil & Gas Co.,
                              9.375%  11/01/07(b)          1,200           1,227
     Flores & Rucks, Inc.,
                              9.750%  10/01/06             1,500           1,650
                                                                     -----------
                                                                           2,877
                                                                     -----------

                                       9

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - CONT.             PAR          VALUE
    ----------------------------------------------------------------------------
    MANUFACTURING - CONT.
     PRIMARY METAL - 2.1%
     Algoma Steel, Inc.,
                             12.375%  07/15/05          $  8,000     $     9,320
     Insilco Corp.,
                             10.250%  08/15/07             1,200           1,260
     Ivaco, Inc.,
                             11.500%  09/15/05             1,500           1,620
     Kaiser Aluminum & Chemical Corp.,
                             10.875%  10/15/06             8,000           8,640
     Keystone Consolidated Industries, Inc.,
                              9.625%  08/01/07(b)          6,500           6,532
     UCAR Global Enterprises, Inc.,
                             12.000%  01/15/05             1,870           2,092
     WCI Steel, Inc.,
                             10.000%  12/01/04             4,400           4,510
                                                                     -----------
                                                                          33,974
                                                                     -----------

     PRINTING & PUBLISHING - 0.1%
     Hollinger International Publishing, Inc.,
                              9.250%  03/15/07             2,000           2,110
                                                                     -----------

     RUBBER & PLASTIC - 0.4%
     Berry Plastics Corp.,
                             12.250%  04/15/04             3,000           3,270
     Burke Industries, Inc.,
                             10.000%  08/15/07(b)          1,200           1,249
     Portola Packaging, Inc.,
                             10.750%  10/01/05             2,000           2,115
                                                                     -----------
                                                                           6,634
                                                                     -----------

     STONE, CLAY, GLASS & CONCRETE - 0.1%
     Anchor Glass Container Corp.,
                             11.250%  04/01/05(b)          2,250           2,452
                                                                     -----------

     TRANSPORTATION EQUIPMENT - 1.6%
     Aftermarket Technology Corp.,
      Series B,
                             12.000%  08/01/04             3,011           3,342
     Blue Bird Body Co.,
                             10.750%  11/15/06             1,375           1,478
     Collins & Aikman Products Co.,
                             11.500%  04/15/06             7,000           7,866
     Delco Remy International, Inc.,
                             10.625%  08/01/06(b)          1,600           1,728

                                       10

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     Johnstown America Industries, Inc.,
                             11.750%  08/15/05          $  4,000     $     4,380
     LDM Technologies, Inc.,
                             10.750%  01/15/07             6,825           7,439
                                                                     -----------
                                                                          26,233
                                                                     -----------

    ............................................................................
    MINING & ENERGY - 3.6%
     CRUDE PETROLEUM & NATURAL GAS - 0.7%
     Ferrellgas Finance Corp., L.P.,
                             10.000%  08/01/01             3,215           3,408
     Ferrellgas Partners, L.P.,
                              9.375%  06/15/06             2,500           2,650
     TransAmerica Energy Corp.,
     stepped coupon,
     (13.000% 06/15/99) (a)           06/15/02(b)          6,250           5,000
                                                                     -----------
                                                                          11,058
                                                                     -----------

     OIL & GAS EXTRACTION - 2.0%
     Forcenergy, Inc.,
                              9.500%  11/01/06             2,175           2,311
     Gulf Canada Resources, Ltd.:
                              9.250%  01/15/04(h)          5,875           6,174
     Magnum Hunter Resources, Inc.,
                             10.000%  06/01/07             1,750           1,798
     Mariner Energy Corp.,
                             10.500%  08/01/06             6,000           6,300
     Nuevo Energy Co.,
                              9.500%  04/15/06             5,350           5,691
     Petsec Energy, Inc.,
                              9.500%  06/15/07             4,000           4,105
     United Meridian Corp.,
                             10.375%  10/15/05             7,125           7,873
                                                                     -----------
                                                                          34,252
                                                                     -----------

     OIL & GAS FIELD SERVICES - 0.9%
     Falcon Drilling Co., Inc.,
      Series B,
                              9.750%  01/15/01             5,300           5,551
     Parker Drilling Corp.,
                              9.750%  11/15/06             8,000           8,600
                                                                     -----------
                                                                          14,151
                                                                     -----------

    ............................................................................
    RETAIL TRADE - 2.6%
     APPAREL & ACCESSORY STORES - 0.1%
     Specialty Retailers, Inc.,
                              9.000%  07/15/07               750             765

                                       11

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - CONT.             PAR          VALUE
    ----------------------------------------------------------------------------
    RETAIL TRADE - CONT.
     APPAREL & ACCESSORY STORES - CONT.
     William Carter Co.,
                             10.375%  12/01/06         $     250     $       262
                                                                     -----------
                                                                           1,027
                                                                     -----------

     FOOD STORES - 1.6%
     Friendly Ice Cream Corp.,
                             10.500%  12/01/07             3,000           3,037
     Pathmark Stores, Inc.:
                              9.625%  05/01/03             2,250           2,070
       stepped coupon,
       (10.750% 11/01/99)(a)          11/01/03            13,500           7,088
     Ralphs Grocery Co.,
                             10.450%  06/15/04            10,000          11,238
     Richmont Marketing,
                             10.125%  12/15/07(b)          2,000           2,030
     Shoppers Food Warehouse Corp.,
                              9.750%  06/15/04(b)          2,000           2,045
                                                                     -----------
                                                                          27,508
                                                                     -----------

     HOME FURNISHINGS & EQUIPMENT - 0.1%
     Sealy Mattress Co.,
                              9.875%  12/15/07(b)          1,000           1,025
                                                                     -----------

     MISCELLANEOUS RETAIL - 0.8%
     Brylane Capital Corp.,
     Series B,
                             10.000%  09/01/03             5,000           5,306
     Finlay Fine Jewelry Corp.,
                             10.625%  05/01/03             6,650           6,983
                                                                     -----------
                                                                          12,289
                                                                     -----------

    ............................................................................
    SERVICES - 4.8%
     AMUSEMENT & RECREATION - 0.8%
     Empress River Casino Finance Corp.,
                             10.750%  04/01/02             4,000           4,290
     E & S Holdings Corp.,
                             10.375%  10/01/06             4,000           3,680
     Hollywood Park, Inc.,
                              9.500%  08/01/07(b)          1,500           1,609
     Prime Hospitality Corp.,
                              9.250%  01/15/06             3,000           3,158
                                                                     -----------
                                                                          12,737
                                                                     -----------

                                       12

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     BUSINESS SERVICES - 0.7%
     Ameriserv Food Co.,
                             10.125%  07/15/07          $  2,500     $     2,625
     DecisionOne Corp.,
                              9.750%  08/01/07             6,000           6,180
     Pierce Leahy Corp.
                             11.125%  07/15/06             1,625           1,844
     Williams Scotsman, Inc.,
                              9.875%  06/01/07             1,500           1,545
                                                                     -----------
                                                                          12,194
                                                                     -----------

     HEALTH SERVICES - 0.6%
     Graham-Field Health Products, Inc.,
                              9.750%  08/15/07(b)          1,500           1,583
     Maxxim Medical, Inc.,
                             10.500%  08/01/06             2,500           2,722
     Tenet Healthcare Corp.,
                             10.125%  03/01/05             5,000           5,450
                                                                     -----------
                                                                           9,755
                                                                     -----------

     HOTELS, CAMPS & LODGING - 2.3%
     Eldorado Resorts Corp.,
                             10.500%  08/15/06             7,850           8,596
     Harvey Casinos Resorts,
                             10.625%  06/01/06             7,750           8,448
     HMC Acquisition Properties,
                              9.000%  12/15/07             6,500           6,809
     HMH Properties, Inc.,
                              9.500%  05/15/05             5,100           5,438
     Horseshoe Gaming LLC,
                              9.375%  06/15/07             5,800           6,076
     Wyndham Hotel Corp.,
                             10.500%  05/15/06             2,000           2,360
                                                                     -----------
                                                                          37,727
                                                                     -----------

     PUBLISHING - 0.1%
     American Lawyer Media Holdings,
     stepped coupon,
     (12.250% 12/15/02) (a)           12/15/08(b)         1,500              848
     American Lawyer Media, Inc.,
                              9.750%  12/15/07(b)          1,500           1,523
                                                                     -----------
                                                                           2,371
                                                                     -----------

     MISCELLANEOUS SERVICES - 0.3%
     Borg Warner Security Corp.,
                              9.625%  03/15/07             4,900           5,181
                                                                     -----------

                                       13

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - CONT.             PAR          VALUE
    ----------------------------------------------------------------------------
    TRANSPORTATION, COMMUNICATION, ELECTRIC,
    GAS & SANITARY SERVICES - 13.8%
     AIR TRANSPORTATION - 0.9%
     Continental Airlines, Inc.,
                              9.500%  12/15/01          $  1,500     $     1,575
     ValuJet Airlines, Inc.,
                             10.500%  04/15/01(b)          4,500           4,433
     U.S. Airways Group, Inc., Pass-Through Certificates,
                             10.375%  03/01/13             8,000           8,980
                                                                     -----------
                                                                          14,988
                                                                     -----------

     BROADCASTING - 1.0%
     Heritage Media Corp.,
                             11.000%  06/15/02             1,500           1,566
     NWCG Holding Corp.,
                         (e)          06/15/99             3,000           2,739
     Sullivan Broadcasting, Inc.,
                             10.250%  12/15/05             5,000           5,350
     Young Broadcasting Corp.:
                             10.125%  02/15/05             3,000           3,165
                             11.750%  11/15/04             4,000           4,430
                                                                     -----------
                                                                          17,250
                                                                     -----------

     CABLE - 4.2%
     Bell Cablemedia, PLC,
     stepped coupon,
     (11.950% 07/15/99) (a)           07/15/04(f)          6,000           5,640
     Comcast UK Cable Partners Ltd.,
     stepped coupon,
     (11.200% 11/15/00) (a)           11/15/07             7,425           6,033
     Diamond Cable Communications PLC,
     stepped coupon,
     (10.750% 02/15/02) (a)           02/15/07(f)          3,000           2,040
     EchoStar Communications Corp.,
     stepped coupon,
     (12.875% 06/01/99) (a)           06/01/04            13,500          12,352
     International CableTel, Inc.,
     stepped coupon,
     (12.750% 04/15/00) (a)           04/15/05             5,500           4,579
     Le Groupe Videotron,
                             10.625%  02/15/05(h)          6,000           6,660
     Marcus Cable Co.,
     stepped coupon,
     (13.500% 08/01/99) (a)           08/01/04             3,500           3,229
     Marcus Cable Co., L.P.,
     stepped coupon,
     (14.250% 06/15/00) (a)           12/15/05             6,000           5,175

                                       14

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     Northland Cable Television, Inc.,
                             10.250%  11/15/07(b)       $  4,500     $     4,748
     Rogers Cablesystems, Inc.,
                             10.000%  03/15/05             3,000           3,315
     Telewest Communication, PLC,
     stepped coupon,
     (11.000% 10/01/00) (a)           10/01/07(f)          6,500           5,054
     Videotron Holding, PLC,
      stepped coupon:
      (11.000% 08/15/00) (a)          08/15/05(f)          4,000           3,535
      (11.125% 07/01/99) (a)          07/01/04(f)          6,750           6,362
                                                                     -----------
                                                                          68,722
                                                                     -----------

     COMMUNICATIONS - 1.1%
     Allbritton Communications Co.,
                              9.750%  11/30/07             7,650           7,822
     GCI Inc.,
                              9.750%  08/01/07             1,250           1,294
     Intermedia Communications Inc.,
     stepped coupon:
     (11.250% 07/15/02) (a)           07/15/07             5,000           3,588
     (12.500% 05/15/01) (a)           05/15/06             6,000           4,710
     Metrocall, Inc.,
                              9.750%  11/01/07(b)               250             249
     PTC International Finance BV,
     stepped coupon,
     (10.750% 07/01/02) (a)           07/01/07             1,700           1,088
                                                                     -----------
                                                                          18,751
                                                                     -----------

     ELECTRIC, GAS & SANITARY SERVICES - 0.1%
     Allied Waste Industries, Inc.,
     stepped coupon,
     (11.300% 06/01/02) (a)           06/01/07             2,000           1,405
                                                                     -----------

     ELECTRIC SERVICES - 0.2%
     California Energy Co., Inc.,
                              9.500%  09/15/06             2,000           2,185
     System Energy Resources, Inc.,
                             11.375%  09/01/16               344             367
                                                                     -----------
                                                                           2,552
                                                                     -----------

     GAS SERVICES - 1.3%
     California Energy Co., Inc.,
                              9.875%  06/30/03             6,600           7,095
     HS Resources, Inc.,
                              9.250%  11/15/06            13,500          13,871
                                                                     -----------
                                                                          20,966
                                                                     -----------

                                       15

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    CORPORATE FIXED-INCOME BONDS & NOTES - CONT.             PAR          VALUE
    ----------------------------------------------------------------------------
    TRANSPORTATION, COMMUNICATION, ELECTRIC,
    GAS & SANITARY SERVICES - CONT.
     SANITARY SERVICES - 0.6%
     Allied Waste North America, Inc.,
                             10.250%  12/01/06          $  9,475     $    10,399
                                                                     -----------

     TELECOMMUNICATION - 4.3%
     Comcast Cellular Corp.,
                              9.500%  05/01/07             7,250           7,576
     Cencall Communications Corp.,
     stepped coupon,
     (10.125% 01/15/99) (a)           01/15/04             6,000           5,407
     Clearnet Communications, Inc.,
     stepped coupon,
     (14.750% 12/15/00) (a)           12/15/05             7,500           5,972
     Esprit Telecom Group PLC,
                             11.500%  12/15/07(f)          1,500           1,549
     ICG Holding, Inc.,
     stepped coupon,
     (13.500% 09/15/00) (a)           09/15/05             5,000           4,043
     IntelCom Group (USA), Inc.,
     stepped coupon,
     (12.500% 05/01/01) (a)           05/01/06             2,000           1,495
     MetroNet Communications Corp.,
                             12.000%  08/15/07(b)          1,250           1,441
     Nextel Communications, Inc.,
     stepped coupon:
     (9.750% 02/15/99)  (a)           08/15/04            10,000           8,875
     (9.750% 10/31/02)  (a)           10/31/07(b)          6,000           3,690
     Pricellular Wireless Corp.:
                             10.750%  11/01/04             2,500           2,719
                             14.000%  11/15/01             6,000           6,675
     RCN Corp.,
     stepped coupon,
     (11.125% 10/15/02) (a)           10/15/07(b)          2,750           1,726
     Sprint Spectrum, L.P.,
     stepped coupon,
     (12.500% 08/15/01) (a)           08/15/06            12,900          10,062
     Teleport Communications, Inc.,
     stepped coupon,
     (11.125% 07/01/01) (a)           07/01/07             8,470           6,956
     Teligent Inc.,
                             11.500%  12/01/07             3,000           3,008

                                       16

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     WinStar Communications, Inc.,
     stepped coupon,
     (14.000% 10/15/00) (a)           10/15/05         $     250     $       200
                                                                     -----------
                                                                          71,394
                                                                     -----------

     TRANSPORTATION SERVICES - 0.1%
     Moog, Inc.,
                             10.000%  05/01/06             1,125           1,215
                                                                     -----------


    TOTAL CORPORATE FIXED-INCOME
    BONDS & NOTES (cost of $653,460)                                     681,153
                                                                    ------------

    CORPORATE CONVERTIBLE BONDS & NOTES - 0.0%
   -----------------------------------------------------------------------------
    MANUFACTURING - 0.0%
     ELECTRONIC & ELECTRICAL EQUIPMENT
     Kollmorgen Corp.
     (cost of $489)           8.750%  05/01/09               562             591
                                                                     -----------

    U.S. GOVERNMENT &
    AGENCY OBLIGATIONS - 29.5%
   -----------------------------------------------------------------------------
    GOVERNMENT AGENCIES - 3.2%

                                  Maturities
                        Coupon     From/To
                       --------- -------------
    Federal Home Loan Mortgage Corp.:
                         7.500%      2016                    218             225
                         8.000%      2006                  1,223           1,282
                         8.500%    2007-2010               1,181           1,247
                         8.750%    2005-2008                 435             459
                         9.000%    2004-2022               1,527           1,629
                         9.250%    2007-2016                 987           1,057
                         9.500%    2008-2016                 938           1,008
                         9.750%    2008-2016                 126             136
                        10.000%    2009-2019               1,412           1,545
                        10.500%      2020                    776             859
                        10.750%    2010-2013               1,156           1,304
                        11.250%    2010-2015                 591             668
                                                                     -----------
                                                                          11,419
                                                                     -----------

    Federal National Mortgage Association:

                        7.500%       2003                    638             662
                        8.000%       2008                    877             916
                        8.250%       2009                    394             407
                        8.500%     2008-2021               2,385           2,502
                        9.000%     2003-2021               4,118           4,397

                                       17

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    U.S. GOVERNMENT &
    AGENCY OBLIGATIONS - CONT.                               PAR          VALUE
    ----------------------------------------------------------------------------
                                  Maturities
                        Coupon     From/To
                       --------- -------------
    Federal National Mortgage Association - Cont.
                        9.250%       2016              $     356     $       379
                       10.000%     2013-2016               1,246           1,376
                       10.500%     2007-2016               1,706           1,889
                                                                     -----------
                                                                          12,528
                                                                     -----------

     Government National Mortgage Association:
                        8.500%       2006                      55             59
                        9.000%     2008-2017               14,051         15,285
                        9.500%     2009-2017                6,021          6,541
                       10.000%     2000-2021                2,159          2,400
                       10.500%     2001-2021                  519            587
                       11.000%     2009-2016                2,976          3,391
                       11.750%       2013                     103            116
                       12.000%       2014                       5              6
                                                                     -----------
                                                                          28,385
                                                                     -----------

    GOVERNMENT OBLIGATIONS - 26.3%
     U.S. Treasury Bonds:
                        8.750%     05/15/17                42,254         59,332
                       11.625%     11/15/04                42,101         55,882
                       12.000%     08/15/13(i)             32,091         47,284
                                                                     -----------
                                                                         162,498
                                                                     -----------

     U.S. Treasury Notes:
                        8.875%     02/15/19                34,204         45,758
                       10.375%     11/15/12(i)             72,131         95,844
                       11.875%     11/15/03(i)             99,610        129,571
                                                                     -----------
                                                                         271,173
                                                                     -----------

    TOTAL U.S. GOVERNMENT &
    AGENCY OBLIGATIONS (cost of $479,148)                                486,003
                                                                     -----------

    FOREIGN GOVERNMENT &
    AGENCY OBLIGATIONS - 22.8%                CURRENCY
    ----------------------------------------------------------------------------
     Argentina Global Bonds,
                       11.375%     01/30/17(j)              7,250          7,934
     Government of Sweden,
                       10.250%     05/05/03SK             230,000         34,918
     Kingdom of Denmark,
                        8.000%     03/15/06DK             264,000         44,599
     Mexican Brady Bonds,
                        6.250%     12/31/19(k)              5,000          4,163

                                       18

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     Mexican Global Bonds:
                              9.750%  02/06/01(k)        $ 17,310    $    18,024
                              9.875%  01/15/07(k)           7,400          7,705
     Ministry of Finance Russia Government Bonds,
                              9.000%  03/15/04(l) G        27,500         14,641
     Poland Non-U.S. Global Registered Bond,
                              6.688%  10/27/24(m)          19,239         18,674
     Republic of Argentina,
                             11.250%  04/10/06(n) G        15,350          9,431
     Republic of Poland (Brady),
      Past Due Interest,
      stepped coupon,
      (5.000% 10/27/98)       4.000%  10/27/14(o)          22,500         19,434
     Republic of Venezuela Global Bonds,
                              9.250%  09/15/27(p)          13,450         12,021
     Spanish Government Bonds:
                             10.000%  02/28/05 SP           3,650         30,318
     United Kingdom Treasury:
                              9.000%  08/06/12 UK          12,455         25,672
                             10.000%  02/26/01 UK          18,225         32,755
                             10.000%  09/08/03 UK          13,255         25,408
     Victoria Treasury Corp:
                             10.250%  11/15/06 A$          50,250         41,479
                             12.500%  10/15/03 A$          33,050         28,262
                                                                     -----------

   TOTAL FOREIGN GOVERNMENT &
   AGENCY OBLIGATIONS (cost of $382,708)                                 375,438
                                                                    ------------

    TOTAL BONDS & NOTES (cost of $1,515,805)                           1,543,185
                                                                     -----------

    COMMON STOCKS - 0.4% (q)                                SHARES
    ----------------------------------------------------------------------------
    CONSTRUCTION - 0.1%
     BUILDING CONSTRUCTION
     Calton, Inc.                                             356            156
     U.S. Home Corp.                                           31          1,225
                                                                     -----------
                                                                           1,381
                                                                     -----------

    ............................................................................
    MANUFACTURING - 0.1%
     FOOD & KINDRED PRODUCTS
     Darling International, Inc.                               80            681
                                                                     -----------

    ............................................................................
    MINING & ENERGY - 0.0%
     OIL & GAS EXTRACTION
     Forest Oil Corp.                                          16            271
                                                                     -----------

                                       19

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    COMMON STOCKS (q) - CONT.                               SHARES     VALUE
    ----------------------------------------------------------------------------
    RETAIL TRADE - 0.0%
     MISCELLANEOUS RETAIL
     Pharmhouse Corp.                                           4      $      25
                                                                     -----------

    ............................................................................
    SERVICES - 0.1%
     HEALTH SERVICES
     Total Renal Care Holdings, Inc.                           55          1,519
                                                                     -----------

    ............................................................................
    TRANSPORTATION, COMMUNICATION, ELECTRIC,
    GAS & SANITARY SERVICES - 0.0%
     GAS SERVICES - 0.0%
     United Gas Holdings Corp. (c)                             30            416
                                                                     -----------

    LOCAL & SUBURBAN TRANSIT - 0.0%
     Greyhound Lines, Inc., 12.50% Escrow
     Receipt (c)                                                1             (r)
                                                                     -----------

    MOTOR FREIGHT & WAREHOUSING - 0.0%
     St. Johnsbury Trucking Co. (c)                            31             (r)
     Sun Carriers, Inc. (c)                                   130              1
                                                                     -----------
                                                                               1
                                                                     -----------

    TELECOMMUNICATIONS - 0.0%
     Nextel Communications, Inc.                                9            237
                                                                     -----------

    ............................................................................
    WHOLESALE TRADE - 0.1%
     DURABLE GOODS
     Continental Health Affiliates, Inc.                      530          1,262
                                                                     -----------

    TOTAL COMMON STOCKS (cost of $5,214)                                   5,793
                                                                     -----------

    PREFERRED STOCKS - 2.0%
    ----------------------------------------------------------------------------
    FINANCE, INSURANCE & REAL ESTATE - 0.1%
     DEPOSITORY INSTITUTIONS - 0.1%
     California Federal Bancorp, Inc.,
     9.125%, Series A                                          59          1,530
                                                                     -----------

     HOLDING & OTHER INVESTMENT COMPANIES - 0.0%
     Riggs National Corp., 10.750%                             19            538
                                                                     -----------

    ............................................................................
    TRANSPORTATION, COMMUNICATION, ELECTRIC,
    GAS & SANITARY SERVICES - 1.9%
     CABLE - 1.4%
     Cablevision Systems Corp.:
     11.125%, PIK, Series M                                    51          5,984
     11.750%, PIK, Series H                                    22          2,607

                                       20

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

     EchoStar Communications Corp., 12.125% (b)                1      $    1,312
     Time Warner, Inc.,
     10.250%, Series M                                        12          13,547
                                                                     -----------
                                                                          23,450
                                                                     -----------

     COMMUNICATIONS - 0.3%
     Nextel Communications, Inc.,
     13.00%, PIK                                               4           4,719
                                                                     -----------

     PUBLISHING - 0.2%
     Primedia Inc., 9.20% (b)                                 12           1,200
     Primedia Inc., 10.00%                                    15           1,571
                                                                     -----------
                                                                           2,771
                                                                     -----------

    TOTAL PREFERRED STOCKS (cost of $30,994)                              33,008
                                                                     -----------

    WARRANTS - 0.0% (q)
    ----------------------------------------------------------------------------
    MANUFACTURING - 0.0%
     RUBBER & PLASTIC
     BPC Holdings Corp., expires 04/15/04 (c)                  3              60
                                                                     -----------

    ............................................................................
    SERVICES - 0.0%
     HOTELS, CAMPS, & LODGING
     Capital Gaming International, Inc.,
     expires 02/01/99 (c)                                      6              (r)
                                                                     -----------

    ............................................................................
    TRANSPORTATION, COMMUNICATION, ELECTRIC,
    GAS & SANITARY SERVICES - 0.0%
     COMMUNICATIONS
     Clearnet Communications, Inc., expires 09/15/05          25             222
     Hyperion Telecommunications, Inc.,
     expires 04/15/01 (b)                                      3             195
     MetroNet Communications, Inc.,
     expires 08/15/07 (b)                                      1               3
     Wireless One, Inc., expires 10/19/01 (c)                 14              (r)
                                                                     -----------
                                                                             420
                                                                     -----------

    TOTAL WARRANTS (cost of $303)                                            480
                                                                     -----------

                                       21

                      Investment Portfolio/December 31, 1997

    ----------------------------------------------------------------------------
    RIGHTS - 0.0% (q)                                       SHARES     VALUE
    ----------------------------------------------------------------------------
    PUBLIC ADMINISTRATION - 0.0%
    GENERAL GOVERNMENT

    Mexican Government Rights W/ Series A&B (c)
    (cost of $0)                                             5,000   $       (r)
                                                                     -----------

    TOTAL  INVESTMENTS (cost of $1,552,316)(s)                         1,582,466
                                                                     -----------

    SHORT-TERM OBLIGATIONS - 2.3%                            PAR
    ----------------------------------------------------------------------------
    Repurchase agreement with ABN Amro Chicago Corp.,
    dated 12/31/97, due 01/02/98 at 6.60%
    collateralized by U.S. Treasury notes
    with various maturities to 2016,
    market value $38,512 (repurchase proceeds $37,658)    $ 37,644        37,644
                                                                     -----------


    FORWARD CURRENCY CONTRACTS - 0.2% (t)                                  2,847
    ----------------------------------------------------------------------------

    OTHER ASSETS & LIABILITIES, NET - 1.5%                                25,348
    ----------------------------------------------------------------------------

    NET ASSETS - 100.0%                                              $ 1,648,305
                                                                     -----------

    NOTES TO INVESTMENT PORTFOLIO:
    ----------------------------------------------------------------------------

    (a)Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
    (b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $67,855 or of 4.1% of net assets.
    (c)Represents fair value as determined in good faith under the direction of the Trustees.
    (d)This issuer is in default of certain debt covenants. Income is not being accrued.
    (e)Zero coupon bond.
    (f)This is a British security.  Par amount is stated in U.S. dollars.
    (g)Unit consists of a 10.750% bond and a 1.500% supplemental interest certificate.
    (h)This is a Canadian security.  Par amount is stated in U.S. dollars.

                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------

    (i) These securities, or a portion thereof, with a total market value of $189,306, are being used to collateralize the forward currency contracts shown below.
    (j) This is an Argentinean security.  Par amount is stated in U.S. dollars.
    (k) This is a Mexican security.  Par amount is stated in U.S. dollars.
    (l) This is a Russian security.  Par amount is stated in German
        Deutschemarks.
    (m) This is a Polish security. Par amount is stated in U.S. dollars. Interest rate shown is a floating rate coupon which changes every six months.
    (n) This is an Argentinean security. Par amount is stated in German Deutschemarks.
    (o) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
    (p) This is a Venezuelan security.  Par amount is stated in U.S. dollars.
    (q) Non-income producing.
    (r) Rounds to less than one.
    (s) Cost for federal income tax purposes of total investments is $1,552,507.
    (t) As of December 31, 1997, the Fund had entered into the following forward currency exchange contracts:

                                                         Net Unrealized
                                                          Appreciation
      Contracts           In Exchange       Settlement   (Depreciation)
      to Deliver              For              Date         (U.S. $)
      ----------              ---              ----        ---------
     DM     7,253         US$  4,097         01/15/98            60
     UK    39,270         US$ 63,996         01/22/98          (673)
     DK    79,544         US$ 11,799         01/14/98           179
     FF    48,344         US$  8,157         01/20/98           122
     SK    72,314         US$  9,302         01/12/98           184
     A$   107,455         US$ 72,893         01/08/98         2,930
     A$     2,545         US$  1,664         02/09/98             6
     DM     4,682         US$  2,644         01/16/98            39
                                                           --------
                                                           $  2,847
                                                           --------


                      Investment Portfolio/December 31, 1997
    ----------------------------------------------------------------------------
    NOTES TO INVESTMENT PORTFOLIO - CONT.

    ----------------------------------------------------------------------------
     Summary of Securities
     by Country                  Currency        Value      % of Total
    ----------------------------------------------------------------------------
     United States                            $  1,165,914      73.7
     United Kingdom                   UK           118,775       7.5
     Australia                        A$            69,741       4.4
     Denmark                          DK            44,599       2.8
     Poland                                         38,108       2.4
     Sweden                           SK            34,918       2.2
     Spain                            SP            30,318       1.9
     Mexico                                         29,892       1.9
     Argentina                                      17,365       1.1
     Russia                                         14,641       0.9
     Venezuela                                      12,021       0.8
     Canada                                          6,174       0.4
                                              ------------ ---------
                                              $  1,582,466     100.0
                                              ------------ ---------

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                                    NAME
       -------                                    ----
         PIK                                  Payment-In-Kind
          G                                     Germany

     See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1997

     (in thousands except for per share amounts and footnotes)

     ASSETS
     Investments at value (cost $1,552,316)                   $    1,582,466
      Short-term obligations                                          37,644
                                                              --------------
                                                                   1,620,110

     Receivable for:
       Interest                               $     32,993
       Fund shares sold                              2,110
       Investments sold                                229
       Dividends                                         6
     Unrealized appreciation on forward
       currency contracts                            2,847
     Other                                              32            38,217
                                              ------------    --------------
         Total Assets                                              1,658,327

     LIABILITIES
     Payable for:
       Investments purchased                         8,312
       Fund shares repurchased                       1,485
     Accrued:
        Deferred Trustees fees                          16
     Other                                             209
                                              ------------
         Total Liabilities                                            10,022
                                                              --------------

     NET ASSETS                                               $    1,648,305
                                                              --------------

     Net asset value & redemption price per share -
     Class A ($808,228/110,479)                               $         7.32
                                                              --------------
     Maximum offering price per share - Class A
     ($7.32/0.9525)                                           $         7.69(a)
                                                               -------------
     Net asset value & offering price per share -
     Class B ($833,865/113,988)                               $         7.32(b)
                                                               -------------
     Net asset value & offering price per share -
     Class C ($6,212/849)                                     $         7.32(b)
                                                               -------------





     (a) On sales of $50,000 or more the offering price is reduced.
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

     (in thousands)
     INVESTMENT INCOME

     Interest                                                 $      140,018
     Dividends                                                         2,223
                                                              --------------
          Total investment income                                    142,241
     EXPENSES
     Management fee                           $    10,020
     Service fee                                    3,655
     Distribution fee - Class B                     6,059
      Distribution fee - Class C                        9
     Transfer agent                                 3,865
     Bookkeeping fee                                  506
     Trustees fee                                      70
     Custodian fee                                    266
     Audit fee                                         54
     Legal fee                                          9
     Registration fee                                 117
     Reports to shareholders                           21
     Other                                            121             24,772
                                              ------------     --------------
            Net Investment Income                                    117,469
                                                               --------------


     NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
     Net realized gain (loss) on:
     Investments                                    (9,033)
     Foreign currency transactions                  26,840
                                              ------------
            Net Realized Gain                                         17,807
     Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                   (12,178)
     Foreign currency transactions                   2,299
                                              ------------
            Net Unrealized Depreciation                               (9,879)
                                                               -------------
                   Net Gain                                            7,928
                                                               -------------
     Increase in Net Assets From Operations                    $     125,397
                                                               -------------




     See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

     (in thousands)                                   Year ended December 31
                                               ---------------------------------
     INCREASE (DECREASE) IN NET ASSETS                  1997 (a)         1996
     Operations:
     Net investment income                            $  117,469     $  111,153
     Net realized gain                                    17,807         35,512
     Net unrealized depreciation                          (9,879)        (9,144)
                                                   -------------   ------------
         Net Increase from Operations                    125,397        137,521
     Distributions: (b)
     From net investment income - Class A                (63,388)       (61,787)
     From net investment income - Class B                (59,855)       (57,474)
     From net investment income - Class C                   (124)             -
                                                  --------------   ------------
                                                           2,030         18,260
                                                  --------------   ------------
     Fund Share Transactions:
     Receipts for shares sold - Class A                  152,305        109,361
     Value of distributions reinvested - A                33,842         32,115
     Cost of shares repurchased - Class - A             (134,241)      (109,964)
                                                  --------------   ------------
                                                          51,906         31,512
                                                  --------------   ------------
     Receipts for shares sold - Class - B                147,889        156,886
     Value of distributions reinvested - Class - B        29,039         27,196
     Cost of shares repurchased - Class B               (127,760)      (123,892)
                                                  --------------   ------------
                                                          49,168         60,190
                                                  --------------   ------------
     Receipts for shares sold - Class C                    6,263              -
     Value of distributions reinvested - Class - C            59              -
     Cost of shares repurchased - Class C                    (93)             -
                                                  --------------   ------------
                                                           6,229              -
                                                  --------------   ------------
         Net Increase from Fund
             Share Transactions                          107,303         91,702
                                                  --------------   ------------
             Total Increase                              109,333        109,962
     NET ASSETS
     Beginning of period                               1,538,972      1,429,010
                                                  --------------   ------------
     End of period (including undistributed net
       investment income of $7,673 and $10,314,
       respectively)                                  $1,648,305     $1,538,972
                                                  --------------   ------------







      (a) Class C shares were initially offered on July 1, 1997.
      (b) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.


      See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

     (in thousands)                                  Year ended December 31
                                               ---------------------------------
     NUMBER OF FUND SHARES                             1997 (a)       1996
     Sold - Class A                                     20,964           15,235
     Issued for distributions reinvested - Class A       4,650            4,471
     Repurchased - Class A                             (18,479)         (15,336)
                                                  ------------    -------------
                                                         7,135            4,370
                                                  ------------    -------------
     Sold - Class B                                     20,354           21,852
     Issued for distributions reinvested - Class B       3,991            3,785
     Repurchased - Class B                             (17,572)         (17,276)
                                                  ------------    -------------
                                                         6,773            8,361
                                                  ------------    -------------
     Sold - Class C                                        854                -
     Issued for distributions reinvested - Class C           8                -
     Repurchased - Class C                                 (13)               -
                                                  ------------    -------------
                                                           849                -
                                                  ------------    -------------

















      (a) Class C shares were initially offered on July 1, 1997.

      See notes to financial statements.
                                       28

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

         NOTE 1. ACCOUNTING POLICIES
         .......................................................................
         ORGANIZATION: Colonial Strategic Income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional- size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

         Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

         Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

         Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

         The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

                  Notes to Financial Statements/December 31, 1997
         -----------------------------------------------------------------------
         NOTE 1. ACCOUNTING POLICIES - CONT.

         .......................................................................
         Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

         Security transactions are accounted for on the date the securities are purchased, sold or mature.

         Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

         The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

         DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

         Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares and Class C shares only.

         FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

         INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

         The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

         DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

         The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

         FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

         The Fund does not distinguish that portion of gains (losses) on investments

                    Notes to Financial Statements/December 31, 1997

      -----------------------------------------------------------

         which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

         FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

         OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

         The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

         NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
         .......................................................................
         MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                    Notes to Financial Statements/December 31, 1997
         -----------------------------------------------------------------------
         NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
         .......................................................................

                   Average Net Assets                 Annual Fee Rate

                  --------------------           --------------------------
                   First $1 billion                       0.65%
                   Over $1 billion                        0.60%

         BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                   Average Net Assets                 Annual Fee Rate

                  --------------------           --------------------------
                   First $50 million                    No charge
                   Next $950 million                      0.035%
                   Next $1 billion                        0.025%

         TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

         UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended December 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $225,713 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,079,116 and $523 on Class B and Class C share redemptions, respectively.

         The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. Effective August 1, 1997, the Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                 Value of shares                                    Annual
            outstanding on the 20th of                               Fee
           each month which were issued                              Rate
        ---------------------------------                      ----------------
            Prior to January 1, 1993                                 0.15%
         On or after January 1, 1993                                 0.25%


         The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

         OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

         The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/December 31, 1997
         -----------------------------------------------------------------------
         NOTE 3.  PORTFOLIO INFORMATION
         .......................................................................

         INVESTMENT ACTIVITY: For the year ended December 31, 1997, purchases and sales of investments, other than short-term obligations, were $1,761,497,175 and $1,678,361,220, respectively, of which $244,371,825 and $153,646,682, respectively, were U.S. government securities.

         Unrealized appreciation (depreciation) at December 31, 1997, based on cost of investments for federal income tax purposes was:

                     Gross unrealized appreciation              $    57,727,752
                     Gross unrealized depreciation                  (27,768,642)
                                                                ----------------
                       Net unrealized appreciation              $     29,959,110

                                                                ================

        CAPITAL LOSS CARRYFORWARDS: At December 31, 1997, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                       Year of                                    Capital loss
                     expiration                                   carryforward
                      -----------                               ----------------
                         1998                                   $      5,118,000
                         1999                                         36,511,000
                         2000                                         23,761,000
                         2001                                          3,442,000
                         2002                                         42,652,000
                         2003                                         18,825,000
                                                                ----------------
                                                                $    130,309,000

                                                                ================


         Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

         To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

         OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

         The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                 Notes to Financial Statements/December 31, 1997
         -----------------------------------------------------------------------
         NOTE 4.  LINE OF CREDIT
         .......................................................................
         The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan:
         (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1997.

         NOTE 5. COMPOSITION OF NET ASSETS
         .......................................................................
         At December 31, 1997, net assets consisted of:
         Capital paid in                                            $ 1,739,020
         Undistributed net investment income                              7,673
         Accumulated net realized loss                                 (131,104)
         Net unrealized appreciation on:

           Investments                                                   30,150
           Foreign currency transactions                                  2,566
                                                                    ------------
                                                                    $  1,648,305
                                                                    ============

                              FINANCIAL HIGHLIGHTS

     Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended December 31
                                             -----------------------------------
                                                            1997
                                              Class A     Class B    Class C (a)
                                             ---------   ---------  ---------
  Net asset value -
     Beginning of period                     $  7.310    $  7.310   $  7.240
                                             ---------   ---------  ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.578       0.524      0.271
  Net realized and
  unrealized gain                               0.025       0.025      0.092
                                             ---------   ---------  ---------
     Total from Investment
        Operations                              0.603       0.549      0.363
                                             ---------   ---------  ---------
  LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                   (0.593)(b)  (0.539)(b)  0.283 (b)
                                             ---------   ---------  ---------
  Net asset value -
     End of period                           $  7.320    $  7.320      7.320
                                             =========   =========  =========
  Total return (c)                               8.61%       7.81%      5.06%(d)
                                             =========   =========  =========

  RATIOS TO AVERAGE NET ASSETS
  Expenses (e)                                   1.18%       1.93%      1.78%(f)
  Net investment income (e)                      7.78%       7.03%      7.13%(f)
  Portfolio turnover                              111%        111%       111%
  Net assets at end
  of period (000)                           $808,228     $833,865   $  6,212


(a) Class C shares were initially offered on July 1, 1997. Per share amounts reflect activity from that date.
(b) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                              FINANCIAL HIGHLIGHTS

     Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended December 31
                                 -----------------------------------------------
                                          1996                    1995
                                  Class A     Class B      Class A    Class B
                                 ----------  ---------    ---------  ---------
  Net asset value -
     Beginning of period         $   7.220   $  7.220     $  6.530   $  6.530
                                 ---------   --------     --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.623      0.569        0.621      0.569
  Net realized and
  unrealized gain (loss)             0.081      0.081        0.650      0.650
                                 ---------   --------     --------   --------
     Total from Investment
        Operations                   0.704      0.650        1.271      1.219
                                 ---------   --------     --------   --------
  LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income        (0.614)(a) (0.560)(a)   (0.581)    (0.529)
  From capital paid in                 -          -            -          -
                                 ---------   --------     --------   --------
  Total Distributions
     Declared to Shareholders       (0.614)    (0.560)      (0.581)    (0.529)
                                 ---------   --------     --------   --------
  Net asset value -
     End of period               $   7.310   $  7.310     $  7.220   $  7.220
                                 =========   ========     ========   ========
  Total return (b)                  10.24%      9.43%       20.17%     19.29%
                                 =========   ========     ========   ========

  RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.18%(c)   1.93%(c)     1.18%(c)   1.97%(c)
  Net investment income              8.01%(c)   7.26%(c)     8.42%(c)   7.63%(c)
  Portfolio turnover                  110%       110%          83%        83%
  Net assets at end
  of period (000)                $755,352    $783,620     $714,961   $714,049


(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.


                             Year ended December 31
               ---------------------------------------------------
                       1994 (d)                    1993 (d)
                Class A       Class B       Class A       Class B
               ----------   ----------    ----------    ----------

               $   7.390    $   7.390     $   7.010     $   7.010
               ---------    ---------     ---------     ---------

                   0.580        0.529         0.565         0.511

                  (0.848)      (0.849)        0.448         0.448
               ---------    ---------     ---------     ---------

                  (0.268)      (0.320)        1.013         0.959
               ---------    ---------     ---------     ---------

                  (0.580)      (0.529)       (0.585)       (0.535)
                  (0.012)      (0.011)       (0.048)       (0.044)
               ---------    ---------     ---------     ---------

                  (0.592)      (0.540)       (0.633)       (0.579)
               ---------    ---------     ---------     ---------

               $   6.530    $   6.530     $   7.390     $   7.390
               =========    =========     =========     =========
                   (3.67)%      (4.40)%       14.95%        14.11%
               =========    =========     =========     =========


                    1.21%        1.96%         1.19%         1.94%
                    8.38%        7.63%         8.42%         7.67%
                      78%          78%          138%          138%

               $ 636,824    $ 608,348    $ 660,654      $ 475,141

                        REPORT OF INDEPENDENT ACCOUNTANTS

         T0 THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
           COLONIAL STRATEGIC INCOME FUND

           In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, (the "Fund") (a series of Colonial Trust I) at December 31, 1996, the results of its operations the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

         PRICE WATERHOUSE LLP
         Boston, Massachusetts
         February 10, 1998

                    Important Information About this Report

The Transfer Agent for Colonial Strategic Income Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Strategic Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[Logo] LIBERTY FINANCIAL INVESTMENTS, INC.  [C]1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

SI-02/670E-1297  98/154  (2/98)
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